                                                                                        Exhibit 10.2

                                            AMENDMENT TO LOAN AGREEMENT
                                            ---------------------------

         THIS  AGREEMENT is made as of December 19, 2002,  by and between  TROPICAL  SPORTSWEAR  INT'L  CORPORATION
(the "Borrower"), a Florida corporation, and BANK OF AMERICA, N.A. (the "Lender"), successor to NationsBank, N.A.

                                                     Recitals
                                                     --------

         The Borrower  and the Lender  executed a Loan  Agreement  (as amended or restated  from time to time,  the
"Loan  Agreement")  dated May 28,  1999,  pursuant  to which the  Lender  has  provided  a credit  facility  to the
Borrower.  The parties  previously  amended the Loan  Agreement,  and the  parties  wish to further  amend the Loan
Agreement in accordance with the provisions hereof.

         NOW, THEREFORE, for good and valuable consideration, the parties agree as follows:

         1.       Section 1.9 of the Loan  Agreement  is hereby  amended so that,  from and after the date  hereof, such section shall read as follows:

                  1.9      Consolidated EBITDA .     "Consolidated  EBITDA"  shall  mean for any  fiscal  period of
                           -------------------
         the Borrower and its  Consolidated  Subsidiaries,  (i) income (or loss)  before  interest and taxes,  plus
                                                                                                               ----
         (ii) to the  extent  recognized  in  determining  such  income  (or loss) for such  period,  depreciation, amortization  and other  similar  non-cash  charges and reserves  other than  non-cash  charges or credits resulting  from  changes in prepaid  assets of accrued  liabilities  in the  ordinary  course of business, minus (iii) to the extent  recognized in determining such income (or loss) for such period,  extraordinary gains  (or  losses),  restructuring  charges  or  other  non-recurring  items,  minus  (iv) to the  extent
                                                                                         -----
         recognized in determining  such income (or loss) for such period,  the 2002 Synergy  Charge,  minus (v) to
                                                                                                       -----
         the extent  recognized  in  determining  such  income (or loss) for such  period,  the  Compton  Severance
         Charge.  Consolidated  EBITDA shall be calculated for the period of four consecutive Fiscal Quarters ended on the last date of the most recent  Fiscal  Quarter for which  financial  statements  have been  provided pursuant to the terms  hereof.  For purposes of  calculating  Consolidated  EBITDA,  the  following  terms shall have the following  meanings:  (i) the "Compton  Severance Charge" shall mean the pre-tax charge not to exceed  $5,700,000 to be recorded by the Borrower and its Consolidated  Subsidiaries  during its Fiscal
         Quarter  ending  December  31,  2002,  for  severance  pay to William  Compton  pursuant to the terms of a separation  agreement  between  Borrower and its Consolidated  Subsidiaries and William Compton;  and (ii)
         the "2002  Synergy  Charge" shall mean a charge in an amount not to exceed  $17,600,000  to be recorded by the Borrower and its Consolidated  Subsidiaries  relating to the consolidation of all  administrative  and fabric cutting functions of Savane International Corp. to Tampa, Florida.

         2.       The Borrower  has have  informed the Lender that the  Borrower  desires to  repurchase  at market price common  stock of the Borrower in one or more  transactions  in an aggregate  amount not to exceed  $5,000,000
(the "Stock  Repurchase").  The Stock Repurchase  requires the prior written consent of the Lender.  For so long as no Default or Event of Default exists on the date of any Stock Repurchase  transaction,  the Lender hereby consents to the Stock  Repurchase and agrees that the Stock  Repurchase will not constitute an Event of Default under (or as defined in) the Loan Agreement.

         3.       The  Borrower  certifies  that  as of  the  date  hereof:  (a)  all of  its  representations  and warranties  in the Loan  Agreement  are true and  correct as if made on the date  hereof;  and (b) no  default  has occurred under the Loan  Agreement.  The Loan Agreement  shall continue in full force and effect except as modified herein.

         IN WITNESS  WHEREOF,  the parties  hereto have  signed and sealed  this  Agreement  as of the day and year first above written.

                                                     TROPICAL SPORTSWEAR INT'L
                                                     CORPORATION

                                                     By: /s/Robin Cohan
                                                     Its: Senior Vice President

                                                     BANK OF AMERICA, N.A.

                                                     By:  /s/ David Mumma
                                                     Its: Vice President